INCARA PHARMACEUTICALS CORPORATION

                           1999 EQUITY INCENTIVE PLAN


1.        Purpose.

         The purpose of the Incara Pharmaceuticals Corporation 1999 Equity Incentive Plan (the "Plan") is to provide incentives for Incara Pharmaceuticals Corporation (the "Company") to attract, retain, motivate and provide incentive to eligible persons whose contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future through awards entitling such persons to acquire shares of the Company's Common Stock, $0.001 par value ("Common Stock").

2.       Type of Awards and Administration.

         (a) Administration. The Plan will be administered by the Board of Directors or the Compensation Committee of the Board of Directors (the "Committee"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")). The Board of Directors or the Committee shall have authority, subject to the express provisions of the Plan, to grant Restricted Stock Awards (as defined in Section 5 below), to amend outstanding Restricted Stock Awards, to construe the respective award agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective award agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors or the Committee necessary or desirable for the administration of the Plan. The Board of Directors or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors or the Committee shall be liable for any action or determination under the Plan made in good faith. Subject to adjustment as provided in Section 11 below, the aggregate number of shares of Common Stock that may be subject to Restricted Stock Awards granted to any person in a calendar year shall not exceed 500,000 shares.

         (b) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.        Eligibility.

         (a) General. Restricted Stock Awards may be granted to persons who are, at the time of grant, employees, officers or consultants of the Company as defined in Sections 424(e) and


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424(f) of the Code ("Participants"). A Participant who has been granted a
Restricted Stock Award may, if he or she is otherwise eligible, be granted additional Restricted Stock Awards if the Board or the Committee shall so determine.

         (b) Grant of Awards to Reporting Persons. The selection of an officer who is a Reporting Person (as the term "officer" is defined for purposes of Rule 16b-3) as a recipient of Restricted Stock Award, the vesting of the Restricted Stock Award and the number of shares subject to the Restricted Stock Award shall be determined either by the Board of Directors or the Committee.

4.       Stock Subject to Plan.

         The stock subject to Restricted Stock Awards granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 11 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,400,000 shares (the "Shares").

5.       Terms and Conditions of Awards of Restricted Stock.

         (a) General Terms. The Board of Directors or the Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant awards entitling the Participant to receive Shares of Common Stock ("Restricted Stock Award(s)") and to provide the terms and conditions (which need not be identical among Participants) thereof. Restricted Stock Awards shall be evidenced by written agreements ("Stock Award Agreements") in such form as the Board or the Committee from time to time shall approve. In particular, the Board or the Committee shall have the power to determine:

                  (i) which of the Participants are eligible to receive Restricted Stock Awards under the Plan and the number of Shares to be subject to such awards;

                  (ii) the vesting period or performance criteria, if any, applicable to each Restricted Stock Award, which period or criteria need not be the same for all Restricted Stock Awards;

                  (iii) the payment, if any, to be made by the Participant in consideration of the Restricted Stock Award or the Shares subject to the Restricted Stock Award. Any Restricted Stock Award may be made for past services already rendered to the Company (provided that the Participant pays the Company in cash the par value of the Shares subject to the award) or may provide for payment of cash or deferred consideration which is less than the fair market value of the Common Stock subject to the award at the date of grant. Any such Restricted Stock Award may be on the basis that the Shares subject to the award may be repurchased by the Company at a fixed price or at a price established by formula upon specified circumstances;

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

                   (iv) the effect which specific events designated by the Board of Directors or the Committee are to have on the vesting period, which shall be incorporated into the related Stock Award Agreement executed by the Company and the Participant; and

                  (v) the restrictions on transferability applicable to each Restricted Stock Award or the Shares subject to such award.

6.       Vesting of Stock Subject to Restricted Stock Awards.

         (a) Vesting Restrictions. Restricted Stock Awards shall be subject to the restrictions, which shall be incorporated into the related Stock Award Agreement executed by the Company and the Participant, that the Shares subject to such awards:

                  (i) may be subject to vesting periods based on continued employment or consulting with the Company; and/or

                  (ii) may be subject to forfeiture for any portion of said Shares that do not vest.

         (b) Vesting Period. Vesting of Shares subject to Restricted Stock Awards shall be at the times or upon the events determined by the Board or the Committee at the time of grant and set forth in the applicable Stock Award Agreement unless such vesting periods are accelerated in accordance with Section 12 below or extended in accordance with subsection (c) below.

         (c) Extension of Vesting. Unless waived by the Participant, the vesting periods contained herein or in the applicable Stock Award Agreement shall be subject to extension in the event the specified vesting period occurs during a "Black-Out Period," as defined in the next sentence, on the terms and conditions to be set forth in the applicable Stock Award Agreement. For purposes of the Plan, "Black-Out Period" shall mean any period of time during which the Participant is unable to sell Shares as a result of legal or contractual restrictions on such sale, including but not limited to periods in which

                  (i) the Participant is subject to a "lock-up" agreement with a third party executed in connection with a public offering or other financing transaction by the Company prohibiting the sale by Participant of shares of the Company's Common Stock for a specified period of time without such third party's consent,

                  (ii) the Participant is subject to restrictions on trading imposed by the Company under applicable securities laws, or

                  (iii) the Company prohibits the disposition of any or all of a Participant's Shares by limiting the number of Shares sold by a broker designated by the Company.

7.       Nontransferability of Award.

         (a) No Restricted Stock Award granted under this Plan shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution or


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

pursuant to a qualified domestic relations order as defined in the Internal Revenue Code (the "Code") or Title I of the Employee Retirement Income Security Act, or the rules thereunder, except as set forth in subsections (b), (c) and
(d) hereof.

         (b) The Board of Directors or the Committee may, in its discretion, authorize all or a portion of any Restricted Stock Awards granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Participant or such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners (individually or collectively, the "Permitted Transferee(s)"), provided that (w) the Restricted Stock Award must be held by the Participant for a period of at least one month prior to transfer,
(x) there may be no consideration for any such transfer, (y) the Stock Award Agreement pursuant to which such Restricted Stock Awards are granted must be approved by the Board of Directors or the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Restricted Stock Awards shall be prohibited except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Following transfer, any such Restricted Stock Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan the term "Participant" shall be deemed to refer to the Permitted Transferee.

         (c) The events of termination of employment or consulting shall continue to be applied with respect to the original Participant. A Restricted Stock Award may be exercised during the lifetime of the Participant only by the Participant or Permitted Transferees. In the event a Participant dies or becomes disabled during his or her employment by the Company, his or her Restricted Stock Award shall thereafter be exercisable, during the period specified in the award agreement, by his or her executors or administrators to the full extent to which such Restricted Stock Award was exercisable by the Participant at the time of his or her death or disability.

         (d) Transfer or sale of the Restricted Stock Awards and/or Shares issued upon satisfaction of Restricted Stock Awards are subject to restrictions on transfer imposed by any applicable state and federal securities laws.

8.       Effect of Termination of Employment or Other Relationship.

         Except as otherwise determined by the Board or the Committee at the date of grant of a Restricted Stock Award, and subject to the provisions of the Plan, a Restricted Stock Award shall terminate immediately upon the termination of the Participant's employment or consulting with the Company and all Unvested Shares shall be forfeited.

9.       Additional Award Provisions.

         The Board of Directors or the Committee may, in its sole discretion, include additional provisions in agreements covering awards granted under the Plan, including without limitation restrictions on transfer, purchase or repurchase rights, rights of first refusal, or such other

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provisions as shall be determined by the Board of Directors or the Committee;
provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

10.      General Restrictions.

         (a) Investment Representations. The Company may require any person to whom a Restricted Stock Award is granted, as a condition of the Company issuing Shares upon vesting of such award, to (i) give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares subject to the award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or (ii) comply with covenants or representations made by the Company in connection with any public offering of its Common Stock, including executing any "lock-up" agreement or other restriction on transferability.

         (b) Compliance With Securities Law. Each Restricted Stock Award shall be subject to the requirement that if, at any time, the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of Shares thereunder, the Company shall have no obligation to issue or deliver certificates evidencing such Shares, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Committee or the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition and the Company shall have no liability for any inability or failure to do so.

11.      Adjustment Provisions for Recapitalizations, and Related Transactions.

         (a) Recapitalizations and Related Transactions. Subject to any required action by the Company's stockholders, if, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of Shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of Shares or other securities subject to any then outstanding Restricted Stock Awards under the Plan, and (z) the price, if any, for each Share subject to any then outstanding Restricted Stock Awards under the Plan, without changing the aggregate purchase price as to which such Restricted Stock Awards remain outstanding. Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Notwithstanding the foregoing, no adjustment shall be made pursuant to this
Section 11 if such adjustment (i) would cause the Plan to fail to comply with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

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12.      Merger, Consolidation, Asset Sale, Liquidation, etc.

         (a)  Trigger Events.  A "Trigger Event" shall occur in the event of

                  (i) the sale of all or substantially all of the assets of the Company or a consolidation or merger in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity where the stockholders of the Company immediately prior to the merger or consolidation do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such stockholders to more than 50% of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors or in the event of a liquidation of the Company;

                  (ii) the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding shares of Common Stock or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the Company would be entitled in the election of directors were an election held on such date; or

                  (iii) the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         (b) Trigger Event Vesting. The vesting of all or any outstanding Shares or Restricted Stock Awards shall accelerate immediately prior to the specified effective date of a Trigger Event and upon written notice to the Participants holding such outstanding Shares or awards.

         (c) Substitute Awards. The Company may grant awards under the Plan in substitution for awards held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation, or

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

otherwise. Such substitution will be permissible if the holder of the substituted award would have been eligible to be granted a Restricted Stock Award under this Plan if the other Company had applied the rules of this Plan to such grant. The Company may direct that substitute awards be granted on such terms and conditions as the Committee or the Board of Directors considers appropriate in the circumstances.

         (d) Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of Section 12, in the event of the occurrence of any Trigger Event, any outstanding Restricted Stock Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other corporate transaction.

13.      No Special Employment Rights.

         Nothing contained in the Plan or in any Restricted Stock Award shall confer upon any Participant any right with respect to the continuation of his or her employment or consulting by the Company or interfere in any way with the right of the Company at any time to terminate such employment or consulting or to increase or decrease the compensation of the Participant.

14.      Other Employee or Consulting Benefits.

         Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee or consultant as a result of the receipt of a Restricted Stock Award or the sale of Shares issued in satisfaction of such award will not constitute compensation with respect to which any other employee or consulting benefits of such employee or consultant are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, 401(k), employee stock purchase plan, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

15. Amendment of the Plan.

         (a) The Board of Directors or the Committee may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, that if at any time the approval of the stockholders of the Company is required under Rule 16b-3 or any other applicable law or regulation, the Board of Directors or the Committee may not effect such modification or amendment without such approval.

         (b) The modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under an award previously granted to him or her. With the consent of the Participant affected, the Board of Directors or the Committee may amend outstanding award agreements in a manner not inconsistent with the Plan. The Board of Directors or the Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

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

16.      Withholding.

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock Awards granted or Shares vesting under the Plan.

         (b) Whenever shares of Common Stock are to be issued in satisfaction of a Restricted Stock Award under this Plan, the Company may require the Participant to remit to the Company, as of the date that the amount of tax to be withheld is to be determined, an amount sufficient to satisfy federal, state and local withholding tax obligations prior to the delivery of the certificates for such Shares, whether or not the Participant is in the employ of the Company at such time.

         (c) If requested by the Company, each Participant may be required to agree that sales of Shares subject to a Restricted Stock Award shall be sold by Participant only through such broker-dealers, each of which is a member of the National Association of Securities Dealers, Inc. ("NASD") as have been designated by the Company (a "Designated Broker") whereby, upon the Participant irrevocably electing to sell a portion of the Shares, the Designated Broker irrevocably commits upon receipt of such Shares to forward directly to the Company an amount sufficient to satisfy the federal, state and local withholding tax obligation with respect to the vesting of the Shares.

         (d) Notwithstanding the foregoing, in the case of a Reporting Person whose awards have been granted in accordance with the provisions of Section 3(b) herein, no election to use Shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3, if applicable.

17.      Effective Date and Duration of the Plan.

         (a) Effective Date. The Plan shall be effective as of September 23, 1999. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors or the Committee. Subject to this limitation, awards may be granted under the Plan at any time on or after the effective date and before the date fixed for termination of the Plan.

         (b) Termination. Unless terminated earlier by the Board of Directors or the Committee, the Plan shall terminate as of the close of business on September 22, 2009. Any awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the agreements evidencing such awards.

18.      Provision for Foreign Participants.

         The Board of Directors or the Committee may, without amending the Plan, modify awards granted to Participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

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19.      Governing Law.

         The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

Adopted by the Board of Directors and the Compensation Committee of the Board of Directors on September 23, 1999.


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                       INCARA PHARMACEUTICALS CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT



     This AGREEMENT is made between <<LastName>> ("Participant") and Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company"), as of September 23, 1999.

                                    RECITALS

     WHEREAS, Participant is an employee or consultant of the Company and the Participant's continued retention is considered by the Company to be important for the Company's growth;

     WHEREAS, to give Participant an opportunity to acquire an equity interest in the Company as an incentive for Participant to continue to participate in the affairs of the Company, the Company is willing to grant to Participant and Participant desires to acquire an award (a "Restricted Stock Award") entitling Participant to receive shares of the Company's Common Stock, $0.001 par value ("Common Stock"), according to the terms and conditions contained herein and in the Company's 1999 Equity Incentive Plan (the "Plan");

     WHEREAS, the Participant currently has stock option agreements with the Company;

     WHEREAS, the Company and the Participant agree to cancel certain of the Participant's stock option agreements in exchange for the granting of this Restricted Stock Award; and

     WHEREAS, pursuant to the Plan, this Agreement grants the Company a repurchase option exercisable in certain instances on the terms and conditions set forth herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Stock Options. The Participant and the Company hereby cancel vested stock options held by the Participant for an aggregate of <<JobTitle>> shares of the Company's Common Stock, all of which options have an exercise price of more than $3.00 per share.

     2. Stock Award. Subject to the terms and conditions hereof, the Company hereby grants Participant a Restricted Stock Award entitling Participant to receive an aggregate of <<JobTitle>> shares (the "Shares") of the Company's Common Stock in consideration of the cancellation of stock options, services rendered to the Company and payment in cash of the par value of the Shares ($0.001 per share). This Restricted Stock Award and the grant made hereunder shall become null and void unless Participant accepts this Restricted Stock Award by October 13, 1999 by executing it in the space provided at the end of the Agreement.

3.  Vesting.

          (a) Stock certificates representing the shares subject to the Restricted Stock Award granted hereunder are issuable to Participant only if the Participant's employment or consulting services with the Company are continuing until the dates specified below, subject to extension as provided in paragraph (b) below.

                   Initial                           Cumulative Shares
                Vesting Date                       Becoming Nonforfeitable
                ------------                       -----------------------

                March 1, 2000                      33 1/3 % of Shares

                April 1, 2000                      66 2/3 % of Shares

                May 1, 2000                        100% of Shares

          (b) Any or all of the Initial Vesting Dates set forth above shall be automatically extended to a new date (the "New Vesting Date") without any action on the part of the Participant, if the applicable Initial Vesting Date occurs during a Black-Out Period. A "Black-Out Period" shall mean any period of time during which the Participant is unable to sell Shares as a result of legal or contractual restrictions on such sale, including but not limited to periods in which

                     (i) the Participant is subject to a "lock-up" agreement with a third party executed in connection with a public offering or other financing transaction by the Company prohibiting the sale by Participant of shares of the Company's Common Stock for a specified period of time without such third party's consent,

                     (ii) the Participant is subject to restrictions on trading imposed by the Company under applicable securities laws, or

                     (iii) the Company prohibits the disposition of any or all of a Participant's Shares by limiting the number of Shares sold by a Designated Broker pursuant to clause 3(c) below.

     In such event, the Shares shall vest on the first day when all the restrictions specified in clauses 3(b)(i), (ii) and (iii) have lapsed.

          (c) The Company may require that the Participant sell his/her Shares through a designated broker dealer that is a member of the National Association of Securities Dealers, Inc. ("NASD") (as such, the "Designated Broker"). In such event, the Shares shall vest on the date (after the close of any applicable Black-Out Period) when actually sold by the Designated Broker. Shares sold by the Designated Broker will be pooled with other Participant requests. If fewer than all the pooled Shares are sold, each Participant will be allocated a pro-rata portion of the stock sold on each day until all requested Shares are sold.

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

          (d) Participant acknowledges that stock market conditions or other factors may delay the disposition of Shares by the Participant or by the Designated Broker, which would delay receipt by Participant of net proceeds from the disposition. The Participant acknowledges that he/she would assume the full risk of a decrease in the selling price of Shares during such periods of time.

          (e) Participant acknowledges that, subject to the provisions of (i) this Section 3, and (ii) Section 12 of the Plan, the dates for the vesting of Shares (whether such dates are Initial Vesting Dates or New Vesting Dates) will be interpreted in the sole discretion of the Company.

          (f) For purposes of this Agreement, "Vested Shares" shall mean Shares subject to this Restricted Stock Award that have vested under the preceding paragraphs; "Unvested Shares" shall mean Shares not so vested; "Vesting Dates" shall mean the Initial Vesting Dates or any New Vesting Dates, as applicable.

4.  Termination of Employment.

          (a) If Participant's employment or consulting with the Company is terminated by the Company without cause, including in the case of Participant's death or disability, the Participant shall immediately receive an additional six (6) months of vesting for Unvested Shares and the Company shall have the Company's Transfer Agent (the "Transfer Agent") issue a stock certificate for all Vested Shares held by such Participant. All Unvested Shares shall be forfeited and shall be cancelled by the Company.

          (b) If Participant's employment with the Company is terminated for any reason other than as set forth in Section 4(a) above, this Restricted Stock Award will terminate and expire immediately upon such termination. All Unvested Shares shall be forfeited and shall be cancelled by the Company. Participant acknowledges that if Participant is not an employee or consultant of the Company when a Black-Out Period ends, any Shares subject to the extended vesting provisions of the Black-Out Period will not vest and the Shares will be forfeited and cancelled by the Company.

5. Transferability of the Award; Certificates.

          (a) This Restricted Stock Award may not be sold, transferred, pledged, hypothecated or otherwise disposed of, except as provided for in the Plan and except to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of Participant or such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners (individually or collectively, "Permitted Transferee(s)"), provided that
     (w) the award must be held by the Participant for a period of at least one month prior to transfer, (x) there may be no consideration received by Participant for any such transfer, (y) subsequent transfers of transferred awards shall be prohibited except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code (the "Code") or Title I of the Employee Retirement

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

     Income Security Act, or the rules thereunder, and except in accordance with this Agreement. Transfer or sale of said Award is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any Permitted Transferee shall hold such award subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

          (b) If requested by the Company or an underwriter of a public offering of the Company's securities, Participant shall execute and deliver to the Company a "lock-up" agreement requiring that the Participant not sell, transfer or dispose of any or all of the Unvested Shares subject to this Restricted Stock Award, during specified periods, in form and substance satisfactory to the Company. Participant further agrees that the Company may impose stop-transfer restrictions with respect to the Shares subject to the foregoing restrictions until the end of such period.

          (c) If the Participant has not sold the Shares, upon satisfaction of the applicable vesting periods set forth in Section 3 of this Agreement and compliance with the other terms and conditions of this Agreement, the Company shall have the Transfer Agent issue to Participant certificates evidencing the Shares issuable pursuant to this award as of the applicable Vesting Date. The certificate or certificates evidencing the Shares subject to this award shall be endorsed with any legend required by law or necessary to reflect the terms of this Agreement.

     6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Participant shown on the records of the Company, and to the Company at its principal executive offices.

     7. Survival of Terms. This Agreement shall apply to and bind Participant and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     8. Withholding.

          (a) The Participant acknowledges and agrees that the Company has the right to withhold from payments of any kind otherwise due to the Participant, or to require the Participant to pay to the Company an amount sufficient to pay any federal, state or local taxes of any kind required by law to be withheld by the Company with respect to this award or the issuance to the Participant of Shares subject to this award. The Company may require the Participant to remit to the Company, at the date that the amount of tax to be withheld is to be determined, an amount sufficient to satisfy federal, state and local withholding tax obligations prior to the delivery of the certificates for such Shares, whether or not the Participant is in the employ of the Company at such time.

          (b) If the Company requires Participant to sell her/her Shares only through a Designated Broker, upon the Participant irrevocably electing to sell a portion of the Shares the Participant agrees that the Designated Broker is authorized upon disposition of such Shares to forward directly to the Company an amount sufficient to satisfy the federal, state and local withholding tax obligation with respect to the issuance of the Shares.

          (c) The Participant acknowledges that he/she has been informed of the availability and timing of making an election in accordance with Section 83(b) of the Code; and that the Participant is solely responsible for making such election.

     9. Representations. Participant has had an opportunity to review with his/her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that he/she (and not the Company) shall be responsible for his/her own tax liability that may arise as a result of the transactions contemplated by this Agreement.

     10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     Participant represents that he/she has read the Plan and this Agreement and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan or this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                                              INCARA PHARMACEUTICALS CORPORATION

                                              By:______________________________

                                              Title:___________________________



                                              PARTICIPANT

                                              _________________________________

                                              Social Security No.:_____________

                                              Address:_________________________

                                              _________________________________

                                              _________________________________

                       INCARA PHARMACEUTICALS CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT


     This AGREEMENT is made between <<LastName>> ("Participant") and Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company"), as of September 23, 1999.


                                    RECITALS

     WHEREAS, Participant is an employee or consultant of the Company and the Participant's continued retention is considered by the Company to be important for the Company's growth;

     WHEREAS, to give Participant an opportunity to acquire an equity interest in the Company as an incentive for Participant to continue to participate in the affairs of the Company, the Company is willing to grant to Participant and Participant desires to acquire an award (a "Restricted Stock Award") entitling Participant to receive shares of the Company's Common Stock, $0.001 par value ("Common Stock"), according to the terms and conditions contained herein and in the Company's 1999 Equity Incentive Plan (the "Plan");

     WHEREAS, the Participant currently has stock option agreements with the Company;

     WHEREAS, the Company and the Participant agree to cancel certain of the Participant's stock option agreements in exchange for the granting of this Restricted Stock Award; and

     WHEREAS, pursuant to the Plan, this Agreement grants the Company a repurchase option exercisable in certain instances on the terms and conditions set forth herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Stock Options. The Participant and the Company hereby cancel unvested stock options held by the Participant for an aggregate of <<JobTitle>> shares of the Company's Common Stock, all of which options have an exercise price of more than $3.00 per share.

     2. Stock Award. Subject to the terms and conditions hereof, the Company hereby grants Participant a Restricted Stock Award entitling Participant to receive an aggregate of <<JobTitle>> shares (the "Shares") of the Company's Common Stock in consideration of the cancellation of stock options, services rendered to the Company and payment in cash of the par value of the Shares ($0.001 per share). This Restricted Stock Award and the grant made hereunder shall become null and void unless Participant accepts this Restricted Stock Award by October 13, 1999 by executing it in the space provided at the end of the Agreement.

3.   Vesting.

     (a) Stock certificates representing the shares subject to the Restricted Stock Award granted hereunder are issuable to Participant only if the Participant's employment or consulting services with the Company are continuing until the dates specified below, subject to extension as provided in paragraph (b) below.

                    Initial                      Cumulative Shares
                  Vesting Date                 Becoming Nonforfeitable
                  ------------                 -----------------------

                  July 1, 2000                       10% of Shares

                  October 1, 2000                    20% of Shares

                  January 1, 2001                    30% of Shares

                  April 1, 2001                      40% of Shares

                  July 1, 2001                       50% of Shares

                  October 1, 2001                    60% of Shares

                  January 1, 2002                    70% of Shares

                  April 1, 2002                      80% of Shares

                  July 1, 2002                       90% of Shares

                  October 1, 2002                    100% of Shares

     (b) Any or all of the Initial Vesting Dates set forth above shall be automatically extended to a new date (the "New Vesting Date") without any action on the part of the Participant, if the applicable Initial Vesting Date occurs during a Black-Out Period. A "Black-Out Period" shall mean any period of time during which the Participant is unable to sell Shares as a result of legal or contractual restrictions on such sale, including but not limited to periods in which

                          (i) the Participant is subject to a "lock-up" agreement with a third party executed in connection with a public offering or other financing transaction by the Company prohibiting the sale by Participant of shares of the Company's Common Stock for a specified period of time without such third party's consent,

                          (ii) the Participant is subject to restrictions on trading imposed by the Company under applicable securities laws, or

                          (iii) the Company prohibits the disposition of any or
                                all of a Participant's Shares by limiting the number of Shares sold by a Designated Broker pursuant to clause 3(c) below.

         In such event, the Shares shall vest on the first day when all the restrictions specified in clauses 3(b)(i), (ii) and (iii) have lapsed.

                 (c) The Company may require that the Participant sell his/her Shares through a designated broker dealer that is a member of the National Association of Securities Dealers, Inc. ("NASD") (as such, the "Designated Broker"). In such event, the Shares shall vest on the date (after the close of any applicable Black-Out Period) when actually sold by the Designated Broker. Shares sold by the Designated Broker will be pooled with other Participant requests. If fewer than all the pooled Shares are sold, each Participant will be allocated a pro-rata portion of the stock sold on each day until all requested Shares are sold.

                 (d) Participant acknowledges that stock market conditions or other factors may delay the disposition of Shares by the Participant or by the Designated Broker, which would delay receipt by Participant of net proceeds from the disposition. The Participant acknowledges that he/she would assume the full risk of a decrease in the selling price of Shares during such periods of time.

                 (e) Participant acknowledges that, subject to the provisions of
         (i) this Section 3, and (ii) Section 12 of the Plan, the dates for the vesting of Shares (whether such dates are Initial Vesting Dates or New Vesting Dates) will be interpreted in the sole discretion of the Company.

                 (f) For purposes of this Agreement, "Vested Shares" shall mean Shares subject to this Restricted Stock Award that have vested under the preceding paragraphs; "Unvested Shares" shall mean Shares not so vested; "Vesting Dates" shall mean the Initial Vesting Dates or any New Vesting Dates, as applicable.

         4.   Termination of Employment.

                 (a) If Participant's employment or consulting with the Company is terminated by the Company without cause, including in the case of Participant's death or disability, the Participant shall immediately receive an additional six (6) months of vesting for Unvested Shares and the Company shall have the Company's Transfer Agent (the "Transfer Agent") issue a stock certificate for all Vested Shares held by such Participant. All Unvested Shares shall be forfeited and shall be cancelled by the Company.

                 (b) If Participant's employment with the Company is terminated for any reason other than as set forth in Section 4(a) above, this Restricted Stock Award will terminate and expire immediately upon such termination. All Unvested Shares shall be forfeited and shall be cancelled by the Company. Participant acknowledges that if Participant is not an employee or consultant of the Company when a Black-Out Period ends, any

         Shares subject to the extended vesting provisions of the Black-Out Period will not vest and the Shares will be forfeited an cancelled by the Company.

         5. Transferability of the Award; Certificates.

                 (a) This Restricted Stock Award may not be sold, transferred, pledged, hypothecated or otherwise disposed of, except as provided for in the Plan and except to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of Participant or such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners (individually or collectively, "Permitted Transferee(s)"), provided that (w) the award must be held by the Participant for a period of at least one month prior to transfer, (x) there may be no consideration received by Participant for any such transfer, (y) subsequent transfers of transferred awards shall be prohibited except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code (the "Code") or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and except in accordance with this Agreement. Transfer or sale of said Award is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any Permitted Transferee shall hold such award subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

                 (b) If requested by the Company or an underwriter of a public offering of the Company's securities, Participant shall execute and deliver to the Company a "lock-up" agreement requiring that the Participant not sell, transfer or dispose of any or all of the Unvested Shares subject to this Restricted Stock Award, during specified periods, in form and substance satisfactory to the Company. Participant further agrees that the Company may impose stop-transfer restrictions with respect to the Shares subject to the foregoing restrictions until the end of such period.

                 (c) If the Participant has not sold the Shares, upon satisfaction of the applicable vesting periods set forth in Section 3 of this Agreement and compliance with the other terms and conditions of this Agreement, the Company shall have the Transfer Agent issue to Participant certificates evidencing the Shares issuable pursuant to this award as of the applicable Vesting Date. The certificate or certificates evidencing the Shares subject to this award shall be endorsed with any legend required by law or necessary to reflect the terms of this Agreement.

         6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Participant shown on the records of the Company, and to the Company at its principal executive offices.

         7. Survival of Terms. This Agreement shall apply to and bind Participant and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

         8. Withholding.

                 (a) The Participant acknowledges and agrees that the Company has the right to withhold from payments of any kind otherwise due to the Participant, or to require the Participant to pay to the Company an amount sufficient to pay any federal, state or local taxes of any kind required by law to be withheld by the Company with respect to this award or the issuance to the Participant of Shares subject to this award. The Company may require the Participant to remit to the Company, at the date that the amount of tax to be withheld is to be determined, an amount sufficient to satisfy federal, state and local withholding tax obligations prior to the delivery of the certificates for such Shares, whether or not the Participant is in the employ of the Company at such time.

                 (b) If the Company requires Participant to sell her/her Shares only through a Designated Broker, upon the Participant irrevocably electing to sell a portion of the Shares the Participant agrees that the Designated Broker is authorized upon disposition of such Shares to forward directly to the Company an amount sufficient to satisfy the federal, state and local withholding tax obligation with respect to the issuance of the Shares.

                 (c) The Participant acknowledges that he/she has been informed of the availability and timing of making an election in accordance with
         Section 83(b) of the Code; and that the Participant is solely responsible for making such election.

         9. Representations. Participant has had an opportunity to review with his/her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that he/she (and not the Company) shall be responsible for his/her own tax liability that may arise as a result of the transactions contemplated by this Agreement.

         10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

         Participant represents that he/she has read the Plan and this Agreement and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan or this Agreement.

         IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.


                                              INCARA PHARMACEUTICALS CORPORATION

                                              By:______________________________

                                              Title:___________________________




                                              PARTICIPANT
                                              _________________________________

                                              Social Security No.:_____________

                                              Address:_________________________

                                              _________________________________

                                              _________________________________